Exhibit 99.5


                               UBS Investment Bank
                            Fixed Bid Stratification
                                   GPT ARM 9-2
                                      ARM3

================================================================================

--------------------------------------------------------------------------------
Pool Summary                      COUNT                   UPB         %
--------------------------------------------------------------------------------
Conforming                           65        $11,969,200.00    40.99%
Non-Conforming                       35         17,230,691.00     59.01
--------------------------------------------------------------------------------
Total:                              100        $29,199,891.00   100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $291,998.91
GROSS WAC: 5.0907%
NET WAC: 4.716%
% IO's: 82.82%
% SF/PUD: 81.84%
% FULL/ALT: 24.63%
% CASHOUT: 24.09%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 75.40%
% FICO > 679: 82.68%
% NO FICO: 0.66%
WA FICO: 721
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 18.05%
CALIFORNIA %: 46.85%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                              COUNT               UPB          %
--------------------------------------------------------------------------------
3/ 6 MONTH LIBOR                            100    $29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $29,199,891.00    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                         COUNT                UPB          %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                     7        $635,850.00      2.18%
$100,000.01 - $150,000.00                   12       1,501,500.00       5.14
$150,000.01 - $200,000.00                   24       4,031,700.00      13.81
$200,000.01 - $250,000.00                    8       1,857,000.00       6.36
$250,000.01 - $300,000.00                   11       2,994,750.00      10.26
$300,000.01 - $350,000.00                   10       3,282,000.00      11.24
$350,000.01 - $400,000.00                    7       2,606,100.00       8.93
$400,000.01 - $450,000.00                    6       2,538,391.00       8.69
$450,000.01 - $500,000.00                    5       2,410,500.00       8.26
$550,000.01 - $600,000.00                    1         559,200.00       1.92
$600,000.01 - $650,000.00                    4       2,547,200.00       8.72
$650,000.01 - $700,000.00                    1         690,000.00       2.36
$750,000.01 - $800,000.00                    1         791,700.00       2.71
$850,000.01 - $900,000.00                    1         864,000.00       2.96
$900,000.01 - $950,000.00                    1         922,000.00       3.16
$950,000.01 - $1,000,000.00                  1         968,000.00       3.32
--------------------------------------------------------------------------------
Total:                                     100     $29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: $76,000.00
Maximum: $968,000.00
Average: $291,998.91
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                           COUNT                 UPB            %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                     7         $635,850.00        2.18%
$100,000.01 - $150,000.00                   12        1,501,500.00         5.14
$150,000.01 - $200,000.00                   24        4,031,700.00        13.81
$200,000.01 - $250,000.00                    8        1,857,000.00         6.36
$250,000.01 - $300,000.00                   11        2,994,750.00        10.26
$300,000.01 - $350,000.00                   10        3,282,000.00        11.24
$350,000.01 - $400,000.00                    7        2,606,100.00         8.93
$400,000.01 - $450,000.00                    6        2,538,391.00         8.69
$450,000.01 - $500,000.00                    5        2,410,500.00         8.26
$550,000.01 - $600,000.00                    1          559,200.00         1.92
$600,000.01 - $650,000.00                    4        2,547,200.00         8.72
$650,000.01 - $700,000.00                    1          690,000.00         2.36
$750,000.01 - $800,000.00                    1          791,700.00         2.71
$850,000.01 - $900,000.00                    1          864,000.00         2.96
$900,000.01 - $950,000.00                    1          922,000.00         3.16
$950,000.01 - $1,000,000.00                  1          968,000.00         3.32
--------------------------------------------------------------------------------
Total:                                     100      $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Minimum: $76,000.00
Maximum: $968,000.00
Average: $291,998.91
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                               COUNT                UPB          %
--------------------------------------------------------------------------------
4.001% - 4.250%                              1        $160,800.00      0.55%
4.251% - 4.500%                              2         496,500.00       1.70
4.501% - 4.750%                             17       4,643,600.00      15.90
4.751% - 5.000%                             32       9,374,591.00      32.10
5.001% - 5.250%                             21       7,552,950.00      25.87
5.251% - 5.500%                             15       4,132,200.00      14.15
5.501% - 5.750%                             10       2,360,500.00       8.08
5.751% - 6.000%                              2         478,750.00       1.64
--------------------------------------------------------------------------------
Total:                                     100     $29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 6.000%
Weighted Average: 5.091%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net rate                                 COUNT                UPB          %
--------------------------------------------------------------------------------
3.751% - 4.000%                              1        $160,800.00      0.55%
4.001% - 4.250%                              8       2,077,150.00       7.11
4.251% - 4.500%                             32       9,756,291.00      33.41
4.501% - 4.750%                             23       6,993,050.00      23.95
4.751% - 5.000%                             18       5,008,150.00      17.15
5.001% - 5.250%                             12       4,087,300.00      14.00
5.251% - 5.500%                              5         768,400.00       2.63
5.501% - 5.750%                              1         348,750.00       1.19
--------------------------------------------------------------------------------
Total:                                     100     $29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 5.625%
Weighted Average: 4.716%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT               UPB          %
--------------------------------------------------------------------------------
360 - 360                                   100    $29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


                                Sep 2, 2003 09:59                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                   GPT ARM 9-2
                                      ARM3

================================================================================

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity       COUNT                 UPB              %
--------------------------------------------------------------------------------
301 - 359                                 100      $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Total:                                    100      $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 356
Maximum: 359
Weighted Average: 358
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Seasoning                              COUNT                  UPB              %
--------------------------------------------------------------------------------
1 - 1                                     58       $16,738,400.00         57.32%
2 - 2                                     33        10,385,491.00          35.57
3 - 3                                      8         1,980,000.00           6.78
4 - 4                                      1            96,000.00           0.33
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum:  1
Maximum:  4
Weighted Average:  2
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INTCALCTYPE                              COUNT                UPB              %
--------------------------------------------------------------------------------
Interest In Arrears                         17      $5,016,650.00         17.18%
Interest Only                               83      24,183,241.00          82.82
--------------------------------------------------------------------------------
Total:                                     100     $29,199,891.00        100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Margin                           COUNT                  UPB              %
--------------------------------------------------------------------------------
2.001% - 2.250%                           97       $28,263,591.00         96.79%
2.501% - 2.750%                            3           936,300.00           3.21
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.266%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Initial Rate Cap                       COUNT                  UPB              %
--------------------------------------------------------------------------------
5.000%                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Periodic Rate Cap                      COUNT                  UPB              %
--------------------------------------------------------------------------------
2.000%                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Minimum Rate                           COUNT                  UPB              %
--------------------------------------------------------------------------------
2.000% - 2.999%                          100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.266%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Maximum Rate                           COUNT                  UPB              %
--------------------------------------------------------------------------------
10.000% - 10.999%                         41       $11,994,241.00         41.08%
11.000% - 11.999%                         58        16,856,900.00          57.73
12.000% - 12.999%                          1           348,750.00           1.19
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 10.250%
Maximum: 12.000%
Weighted Average: 11.091%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Life Cap                                COUNT                 UPB              %
--------------------------------------------------------------------------------
6.000                                     100      $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Total:                                    100      $29,199,891.00        100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
First Rate Reset Date                  COUNT                  UPB              %
--------------------------------------------------------------------------------
2006-06-01                                 1           $96,000.00          0.33%
2006-07-01                                 8         1,980,000.00           6.78
2006-08-01                                34        10,665,491.00          36.53
2006-09-01                                57        16,458,400.00          56.36
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 20060601
Maximum: 20060901
Weighted Average: 20060816
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Next Rate Reset Date                   COUNT                  UPB              %
--------------------------------------------------------------------------------
2006-06-01                                 1           $96,000.00          0.33%
2006-07-01                                 8         1,980,000.00           6.78
2006-08-01                                34        10,665,491.00          36.53
2006-09-01                                57        16,458,400.00          56.36
--------------------------------------------------------------------------------
Total:                                   100       $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum: 20060601
Maximum: 20060901
Weighted Average: 20060816
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
First Rate Adjustment Period            COUNT                 UPB              %
-------------------------------------------------------------------------------
32                                          1          $96,000.00          0.33%
33                                          8        1,980,000.00           6.78
34                                         34       10,665,491.00          36.53
35                                         57       16,458,400.00          56.36
--------------------------------------------------------------------------------
Total:                                    100      $29,199,891.00        100.00%
--------------------------------------------------------------------------------
Minimum:  32
Maximum:  35
Weighted Average: 34
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


                                Sep 2, 2003 09:59                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                   GPT ARM 9-2
                                      ARM3

================================================================================

--------------------------------------------------------------------------------
Rate Freq                           COUNT                    UPB            %
--------------------------------------------------------------------------------
6                                     100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Total:                                100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                        COUNT                    UPB            %
--------------------------------------------------------------------------------
0 - 0                                  1            $191,550.00        0.66%
640 - 649                              1             116,000.00         0.40
650 - 659                              3             536,000.00         1.84
660 - 669                              3             499,100.00         1.71
670 - 679                              9           3,714,100.00        12.72
680 - 689                             14           3,615,600.00        12.38
690 - 699                              6           2,227,800.00         7.63
700 - 709                              7           1,537,900.00         5.27
710 - 719                             12           2,513,850.00         8.61
720 - 729                              7           1,919,050.00         6.57
730 - 739                             12           3,595,850.00        12.31
740 - 749                              3             890,400.00         3.05
750 - 759                              7           2,452,341.00         8.40
760 - 769                              4           1,687,700.00         5.78
770 - 779                              7           2,105,050.00         7.21
780 - 789                              2             678,400.00         2.32
790 - 799                              2             919,200.00         3.15
--------------------------------------------------------------------------------
Total:                               100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Minimum:  0
Maximum:  796
Weighted Average: 721
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio                COUNT                     UPB            %
--------------------------------------------------------------------------------
30.01% - 35.00%                        1             $175,000.00        0.60%
45.01% - 50.00%                        2              780,000.00         2.67
50.01% - 55.00%                        2              812,500.00         2.78
60.01% - 65.00%                        4            1,394,700.00         4.78
65.01% - 70.00%                        5            2,222,300.00         7.61
70.01% - 75.00%                       10            3,815,050.00        13.07
75.01% - 80.00%                       76           20,000,341.00        68.49
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Minimum: 35.00%
Maximum: 80.00%
Weighted Average: 75.40%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Combined Loan To Value             COUNT                     UPB            %
--------------------------------------------------------------------------------
30.01% - 35.00%                        1             $175,000.00        0.60%
45.01% - 50.00%                        1              130,000.00         0.45
50.01% - 55.00%                        2              812,500.00         2.78
55.01% - 60.00%                        1              650,000.00         2.23
60.01% - 65.00%                        1              250,000.00         0.86
65.01% - 70.00%                        2              467,300.00         1.60
70.01% - 75.00%                        6            2,923,750.00        10.01
75.01% - 80.00%                       27            8,730,891.00        29.90
80.01% - 85.00%                        1              106,000.00         0.36
85.01% - 90.00%                       18            5,508,250.00        18.86
90.01% - 95.00%                       20            4,434,100.00        15.19
95.01% - 100.00%                      20            5,012,100.00        17.16
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Minimum: 35.00%
Maximum: 100.00%
Weighted Average: 84.50%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DTI                                COUNT                     UPB            %
--------------------------------------------------------------------------------
5.01% - 10.00%                         1             $650,000.00        2.23%
10.01% - 15.00%                        2              503,200.00         1.72
15.01% - 20.00%                        4              781,600.00         2.68
20.01% - 25.00%                       13            3,439,500.00        11.78
25.01% - 30.00%                       12            3,074,550.00        10.53
30.01% - 35.00%                       27            7,359,241.00        25.20
35.01% - 40.00%                       29            8,607,700.00        29.48
40.01% - 45.00%                        7            2,540,300.00         8.70
45.01% - 50.00%                        2              371,600.00         1.27
50.01% - 55.00%                        2            1,481,700.00         5.07
55.01% - 60.00%                        1              390,500.00         1.34
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Minimum: 5.83%
Maximum: 56.06%
Weighted Average: 33.33%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Geographic Concentration           COUNT                     UPB            %
--------------------------------------------------------------------------------
Arizona                                1             $384,000.00        1.32%
California                            36           13,679,541.00        46.85
Colorado                               9            2,308,750.00         7.91
Florida                                8            2,447,300.00         8.38
Georgia                                9            2,241,200.00         7.68
Idaho                                  2              270,300.00         0.93
Illinois                               1              176,000.00         0.60
Maryland                               2              255,650.00         0.88
Massachusetts                          4            1,263,600.00         4.33
Minnesota                              1              191,550.00         0.66
New Jersey                             2            1,150,000.00         3.94
New York                               1              650,000.00         2.23
North Carolina                         3              511,750.00         1.75
Ohio                                   2              397,800.00         1.36
Oregon                                 4              506,800.00         1.74
Pennsylvania                           1               95,700.00         0.33
South Carolina                         1              128,800.00         0.44
Tennessee                              5            1,036,700.00         3.55
Utah                                   4              528,050.00         1.81
Washington                             4              976,400.00         3.34
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


                                Sep 2, 2003 09:59                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                   GPT ARM 9-2
                                      ARM3

================================================================================

--------------------------------------------------------------------------------
North-South CA                     COUNT                     UPB            %
--------------------------------------------------------------------------------
North CA                              25           $9,707,850.00       33.25%
South CA                              11            3,971,691.00        13.60
States Not CA                         64           15,520,350.00        53.15
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration             COUNT                     UPB            %
--------------------------------------------------------------------------------
30327                                  1             $968,000.00        3.32%
94122                                  1              922,000.00         3.16
94598                                  1              864,000.00         2.96
95070                                  1              791,700.00         2.71
94611                                  2              748,000.00         2.56
Other                                 94           24,906,191.00        85.30
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan Purpose                    COUNT                        UPB            %
--------------------------------------------------------------------------------
Purchase                           47             $14,069,841.00       48.18%
Rate & Term Refi                   29               8,094,700.00        27.72
Cash Out Refi                      24               7,035,350.00        24.09
--------------------------------------------------------------------------------
Total:                            100             $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                   COUNT                        UPB            %
--------------------------------------------------------------------------------
No Income Verified                 72             $22,008,050.00       75.37%
Full                               28               7,191,841.00        24.63
--------------------------------------------------------------------------------
Total:                            100             $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                   COUNT                        UPB            %
--------------------------------------------------------------------------------
Single Family                      60             $17,413,600.00       59.64%
Pud Detached                       18               4,771,241.00        16.34
Low Rise Condo (2-4 floors)        10               2,480,600.00         8.50
High Rise Condo (gt 8 floors)       4               1,650,400.00         5.65
Two Family                          2               1,172,000.00         4.01
Single Family Attached              3               1,096,250.00         3.75
Pud Attached                        3                 615,800.00         2.11
--------------------------------------------------------------------------------
Total:                            100             $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                          COUNT                     UPB            %
--------------------------------------------------------------------------------
Owner Occupied                        93          $27,680,191.00       94.80%
Investor Occupied                      7            1,519,700.00         5.20
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Balloon Flag                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                    100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Total:                                100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty                  COUNT                    UPB            %
--------------------------------------------------------------------------------
0                                     100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Total:                                100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty Indicator       COUNT                     UPB            %
--------------------------------------------------------------------------------
No Prepay Penalty                     84          $23,928,491.00       81.95%
Prepay Penalty                        16            5,271,400.00        18.05
--------------------------------------------------------------------------------
Total:                               100          $29,199,891.00      100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                       COUNT                    UPB            %
--------------------------------------------------------------------------------
LTV <=80                              100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Total:                                100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Lien Position                       COUNT                    UPB            %
--------------------------------------------------------------------------------
1                                     100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------
Total:                                100         $29,199,891.00      100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


                                Sep 2, 2003 09:59                    Page 4 of 4